                         RENEWAL AND EXTENSION AGREEMENT


                           Date:  As of June 15, 1995


NationsBank of Texas, N.A.
901 Main Street
Dallas, Texas 75201

Gentlemen:

     The undersigned, Hogan Systems, Inc., a Delaware corporation ("BORROWER"), entered into a Loan Agreement (the "ORIGINAL LOAN AGREEMENT") dated as of March 4, 1994, with NationsBank of Texas, N.A., a national banking association ("LENDER"). Pursuant to the Loan Agreement, Lender agreed, under certain terms and conditions, to extend a loan (the "LOAN") to Borrower evidenced by that certain Revolving Credit Note, dated March 4, 1994, executed by Borrower and payable to the order of Lender in the original principal amount of $20,000,000.00 (the "ORIGINAL NOTE").

     The Original Loan Agreement and the Original Note were renewed and extended pursuant to that certain Renewal and Extension Agreement dated as of March 3, 1995, by and between Borrower and Lender (the "PRIOR AGREEMENT"; the Original Loan Agreement, as renewed and extended by the Prior Agreement is referred to hereinafter as the "LOAN AGREEMENT"). Pursuant to the Prior Agreement, Lender renewed and extended the term of the Loan Agreement and the Original Note, and Borrower concurrently therewith executed that certain Renewal Revolving Credit Note, dated March 3, 1995, payable to the order of the Lender in the principal amount of $20,000,000.00 (the "PRIOR RENEWAL NOTE").

     Borrower has requested that Lender further renew and extend the term of the Loan Agreement and the Prior Renewal Note. Lender has advised Borrower that Lender is willing do so upon the terms and subject to the conditions set forth in this Renewal and Extension Agreement (the "AGREEMENT"). Unless otherwise defined herein or unless the context hereof otherwise indicates, each term used herein and defined in the Loan Agreement has the same meaning herein as in the Loan Agreement. In consideration for the above premises and mutual promises and covenants herein contained, Borrower and Lender do hereby agree as follows:

     1.   RENEWAL REVOLVING CREDIT NOTE.

          (a) Contemporaneously with the execution hereof, Borrower shall execute a Renewal Revolving Credit Note in the form of EXHIBIT "A" attached hereto (the

NationsBank of Texas, N.A.
As of June 15, 1995
Page 2

     "REVOLVING NOTE"), dated June 15, 1995, made payable to the order of Lender in the principal amount of $20,000,000.00, which Revolving Note shall renew, extend and modify the Prior Renewal Note in its entirety, but shall not extinguish the indebtedness evidenced thereby. All outstanding principal of the Revolving Note shall be due and payable in full on the Revolving Loan Expiration Date (as such term is defined in the Loan Agreement as amended hereby). Accrued and unpaid interest on the Revolving Note shall be due and payable on each Interest Payment Date and on the Revolving Loan Expiration Date (as such terms are defined in the Loan Agreement as amended hereby).

     2. LOAN AGREEMENT. Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

          (a) The date "July 31, 1995" contained in the definition of "REVOLVING LOAN EXPIRATION DATE" in SECTION 1.1 of the Loan Agreement is hereby amended to read "June 14, 1996" and

          (b) Exhibit "E" to the Loan Agreement, the Compliance Certificate, is hereby amended and restated to read in its entirety as shown on Schedule "E" to this Agreement.

     3. CONDITIONS PRECEDENT. Lender's willingness to enter into this Agreement is subject to the conditions precedent that, as of the date hereof:

          (a) Lender shall receive the following (the "AMENDMENT DOCUMENTS"), duly executed by each party thereto, other than Lender, each in form and substance satisfactory to Lender:

             (i)    this Agreement;

            (ii)    the Revolving Note; and

           (iii) all other documents that Lender may reasonably request with respect to any matter relevant to this Agreement or the transactions contemplated hereby.

          (b) The representations and warranties of Borrower contained herein shall be true and correct in all material respects on and as of the date hereof; Borrower shall have complied with all of the terms and conditions herein; and the execution by Borrower of

NationsBank of Texas, N.A.
As of June 15, 1995
Page 3


     this Agreement is hereby deemed to constitute a representation and warranty by Borrower to the foregoing effect.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce Lender to enter into this Agreement, Borrower hereby represents and warrants to Lender that:

          (a) The Loan Papers are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights;

          (b) Neither the execution and delivery of this Agreement nor the consummation of any of the transactions herein contemplated, nor compliance with the terms and provisions hereof will contravene or conflict with any provision of law, statute or regulation to which Borrower is subject or any judgment, license, order or permit applicable to Borrower or any indenture, mortgage, deed of trust or other instrument to which Borrower may be subject; no consent, approval, authorization or order of any court, governmental authority or third party is required in connection with the execution, delivery, or performance by Borrower of this Agreement or to consummate the transactions contemplated herein;

          (c) To the best of Borrower's knowledge, all financial statements delivered by Borrower to Lender prior to the date hereof are true and correct, fairly present the financial condition of Borrower and have been prepared in accordance with generally accepted accounting principles, consistently applied; as of the date hereof, there are no obligations, liabilities or indebtedness (including contingent and indirect liabilities) which are material to Borrower and not reflected in such financial statements;

          (d) To the best of Borrower's knowledge, no litigation, investigation, or governmental proceeding is pending, or, to the knowledge of any of Borrower's officers, threatened against or affecting Borrower, which may result in any material adverse change in Borrower's business, properties or operations, except as has been previously disclosed by Borrower to Lender;

          (e) To the best of Borrower's knowledge, Borrower owns all of the assets reflected on its most recent balance sheet free and clear of all liens, security interests or other encumbrances, other than those (if any) in favor of Lender;

NationsBank of Texas, N.A.
As of June 15, 1995
Page 4


          (f) To the best of Borrower's knowledge, Borrower is not in violation of any law, ordinance, governmental rule or regulation to which it is subject, and is not in default under any material agreement, contract or understanding to which it is a party, except as has been previously disclosed by Borrower to Lender; and

          (g) All of the representations and warranties contained in ARTICLE 4 of the Loan Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof, provided that the representations and warranties contained in SECTION 4.3 of the Loan Agreement are made with respect to the financial statements most recently submitted to Lender pursuant to SECTION 5.3 of the Loan Agreement.

     5.   MISCELLANEOUS.

          (a) WAIVER. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the other Loan Papers shall be in addition to all other rights provided by law. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

          (b) GOVERNING LAW. THIS AGREEMENT IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED, IN THE STATE OF TEXAS, AND THE SUBSTANTIVE LAWS OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT AND ALL OTHER LOAN PAPERS, EXCEPT TO THE
     EXTENT: (I) OTHERWISE SPECIFIED THEREIN; (ii) THE FEDERAL LAWS GOVERNING NATIONAL BANKS EXPRESSLY SUPERSEDE AND HAVE CONTRARY APPLICATION; OR
     (iii) FEDERAL LAWS GOVERNING MAXIMUM INTEREST RATES SHALL PROVIDE FOR RATES OF INTEREST HIGHER THAN THOSE PERMITTED UNDER THE LAWS OF THE STATE OF TEXAS.

          (c) INVALID PROVISIONS. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full

NationsBank of Texas, N.A.
As of June 15, 1995
Page 5


     force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

          (d) MAXIMUM INTEREST RATE. Regardless of any provisions contained in this Agreement or in any of the other Loan Papers, Lender shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Revolving Note, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and, in the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such, and, if the principal balance of the Revolving Note is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds the highest lawful rate, Borrower, and Lender shall, to the maximum extent permitted under applicable law, (I) characterize any non-principal payment (other than payments which are expressly designated as interest payments hereunder) as an expense, fee, or premium, rather than as interest,
     (ii) exclude voluntary prepayments and the effect thereof, and (iii) spread the total amount of interest throughout the entire contemplated term of the Revolving Note so that the interest rate is uniform throughout such term.

          (e) ENTIRETY AND AMENDMENTS. The Loan Papers embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof, and this Agreement and the other Loan Papers may be amended only by an instrument in writing executed by the party, or an authorized officer of the party, against whom such amendment is sought to be enforced.

          (f) PARTIES BOUND. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations hereunder.

          (g) PAYMENT OF EXPENSES. Borrower agrees to pay all costs and expenses of Lender (including, without limitation, the reasonable attorneys' fees of Lender's legal counsel) incurred by Lender in connection with the preparation of this Agreement and the preservation and enforcement of Lender's rights under this Agreement and the other Loan Papers.

          (h) HEADINGS. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

NationsBank of Texas, N.A.
As of June 15, 1995
Page 6


          (i) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which are identical.

          (j) EFFECT OF THIS AGREEMENT. The Loan Agreement, as amended by this Agreement, shall remain in full force and effect except that any reference therein, or in any other Loan Paper referring to the Loan Agreement, shall be deemed to refer to the Loan Agreement as amended by this Agreement and any reference in any Loan Paper to the Revolving Note shall be deemed to refer to the Original Note as renewed and extended by Prior Renewal Note and the Revolving Note referred to herein.

     6. NO ORAL AGREEMENTS. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN PAPERS AS WRITTEN, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     If Lender agrees to the foregoing, Lender should execute this Agreement in the space indicated below.

                              BORROWER:

                              HOGAN SYSTEMS, INC.


                              By:  /s/ David R. Bankhead
                                 ----------------------------------------------
                              Name:  David R. Bankhead
                                   --------------------------------------------
                              Title: SVP/Chief Financial Officer
                                     -------------------------------------------

NationsBank of Texas, N.A.
As of June 15, 1995
Page 7

ACCEPTED:

LENDER:

NATIONSBANK OF TEXAS, N.A.


By: /s/ BRIAN GORDON
    --------------------------
Name: Brian Gordon
Title: Vice President

Exhibit "A" - Form of Renewal Revolving Credit Note
Exhibit "E" - Compliance Certificate

NationsBank of Texas, N.A.
As of June 15, 1995
Page 8


     The undersigned consents to the provisions of the foregoing Agreement and confirms that the obligations of the undersigned under the Loan Papers executed by the undersigned (including, without limitation, the Guaranty Agreement dated as of March 4, 1994, executed by the undersigned in favor of the Lender) remain in full force and effect notwithstanding the provisions of the foregoing Agreement. There are no defenses, offsets or counterclaims to the performance by the undersigned of its obligations under the Loan Papers to which the undersigned is a party.

                                   GUARANTOR:

                                   HOGAN SYSTEMS (U.K.) LTD.


                                   By: /s/ R. Edwin Pearce
                                      ------------------------------------------
                                        R. Edwin Pearce
                                        Director

     The undersigned consents to the provisions of the foregoing Agreement and confirms that the obligations of the undersigned under the Loan Papers executed by the undersigned (including, without limitation, the Guaranty Agreement dated as of March 4, 1994, executed by the undersigned in favor of the Lender) remain in full force and effect notwithstanding the provisions of the foregoing Agreement. There are no defenses, offsets or counterclaims to the performance by the undersigned of its obligations under the Loan Papers to which the undersigned is a party.

                                   GUARANTOR:

                                   HOGAN SYSTEMS (PTY.) LTD.



                                   By:  /s/ R. Edwin Pearce
                                      ------------------------------------------
                                        R. Edwin Pearce
                                        Director

                                   EXHIBIT "A"

                      Form of Renewal Revolving Credit Note

                          RENEWAL REVOLVING CREDIT NOTE


$20,000,000.00                    Dallas, Texas                    June 15, 1995

     FOR VALUE RECEIVED, the undersigned corporation, HOGAN SYSTEMS, INC. ("MAKER"), a Delaware corporation, hereby promises to pay to the order of NATIONSBANK OF TEXAS, N.A. ("PAYEE"), a national banking association, the principal sum of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00), or so much thereof as may be advanced by Payee under the Revolving Loan Facility pursuant to the Loan Agreement (as such term is hereinafter defined), together with interest, as hereinbelow provided. All payments on this Revolving Note shall be due and payable, in lawful currency of the United States of America, in immediately available funds at Payee's main office located at 901 Main Street, Dallas, Texas 75202, or at such other place as may be designated by Payee from time to time.

     This Revolving Note is executed and delivered pursuant to and is subject to the terms and provisions of that certain Loan Agreement dated as of March 4, 1994, by and between Maker and Payee (as amended by that certain Renewal and Extension Agreement dated as of March 3, 1995, and as further amended by that certain Renewal and Extension Agreement dated as of June 15, 1995, and as the same may be hereafter further amended, renewed, extended, restated or supplemented from time to time, hereinafter called the "LOAN AGREEMENT"), and is the Revolving Note referred to in the Loan Agreement. The holder of this Revolving Note shall be entitled to, without limitation, the benefits provided in the Loan Agreement. Reference is also made to the Loan Agreement for a statement of certain terms and provisions relevant to this Revolving Note but not contained herein, including, without limitation, provisions relating to prepayment and acceleration of the maturity hereof upon the occurrence of an Event of Default, but neither reference herein to the Loan Agreement nor to any term or provision thereof shall affect or impair the absolute and unconditional obligation of Maker to pay the principal of and interest accrued on this Revolving Note when the same is due and payable as provided herein.

     Unless otherwise defined herein or unless the context hereof otherwise indicates, each term used herein and defined in the Loan Agreement has the same meaning herein as in the Loan Agreement.

     The entire unpaid principal balance of this Revolving Note shall be due and payable in full on the earlier of June 14, 1996 or the date on which the Revolving Loans mature by virtue of any acceleration of maturity or otherwise. Accrued and unpaid interest on this Revolving Note shall be due and payable on each Interest Payment Date and on the earlier of June 14, 1996 or the date on which the Revolving Loans mature by virtue of any acceleration of maturity or otherwise.

     The unpaid principal amount of this Revolving Note from time to time outstanding shall bear interest at the rate(s) specified in SECTION 2.5 of the Loan Agreement, which interest shall be calculated on the basis specified in
SECTION 2.5(E) of the Loan Agreement.

     All advances under this Revolving Note made by Payee to Maker pursuant to the Loan Agreement, the Interest Periods applicable thereto and all payments of principal or interest with respect thereto may, at the option of Payee, be noted by Payee on schedules from time to time attached to this Revolving Note; PROVIDED, HOWEVER, that any failure of Payee to make any such notation shall not limit or otherwise affect the indebtedness, liabilities or obligations of Maker under this Revolving Note or the Loan Agreement.

     Upon the occurrence and during the continuation of an Event of Default, the entire unpaid principal balance of, and all accrued and unpaid interest on, this Revolving Note shall immediately, without notice or demand (which are hereby waived), become due and payable at the option of the holder hereof unless such acceleration of the maturity hereof is automatic as provided in the Loan Agreement. In such event, the holder of this Revolving Note may (a) set off against this Revolving Note any sum or sums owed by the holder hereof to Maker, and/or (b) proceed to protect and enforce any one or more of its rights and remedies by suit in equity, action at law or other appropriate proceedings, means or actions, whether for the specific performance of any agreement or covenant contained in the Loan Papers, in aid of the exercise of any right or remedy granted by the Loan Papers or to enforce any other legal or equitable right or remedy of the holder of this Revolving Note.

     In the event this Revolving Note is placed in the hands of an attorney for collection, or in the event this Revolving Note is collected in whole or in part through legal proceedings of any nature, Maker hereby promises to pay all costs of collection, including, but not limited to, attorneys' fees, incurred by the holder hereof on account of such collection, whether or not suit is filed.

     No delay on the part of the holder of this Revolving Note in the exercise of any right or remedy under this Revolving Note, or under any other agreement, document or instrument executed pursuant hereto, shall operate as a waiver of such right or remedy, nor shall a single or partial exercise of any such right or remedy operate as a waiver of such right or remedy. Enforcement by the holder of this Revolving Note of any security for the payment of this Revolving Note shall not constitute any election by it of remedies so as to preclude the exercise of any other right or remedy available to it.

     Regardless of any provision contained in this Revolving Note or any other Loan Paper, Payee shall never be entitled to contract for, charge, receive, take, collect, reserve or apply, as interest on this Revolving Note, any amount in excess of the Maximum Lawful Rate, and in the event Payee ever contracts for, charges, receives, takes, collects, reserves or applies, as interest, any such excess, such amount which would be deemed excessive interest shall be deemed a partial prepayment of principal on this Revolving Note and treated hereunder as such; and if this Revolving Note is paid in full, any remaining excess shall promptly be paid to Maker. In determining whether the interest paid or payable, under any specific contingency, exceeds the Maximum Lawful Rate, Maker and Payee shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread, as appropriate to reflect variations in the Maximum Lawful Rate, the total amount of interest throughout the entire contemplated term of the Obligations, so that the interest rate does not exceed the Maximum Lawful Rate at any time during the term of the Obligations; PROVIDED that, if the unpaid principal balance hereof is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Maximum Lawful Rate, Payee shall refund to Maker the amount of such excess and, in such event, Payee shall not be subject to any penalties provided by any laws for contracting for, charging, receiving, taking, collecting, reserving or applying interest in excess of the Maximum Lawful Rate.

     Maker and each surety, endorser, guarantor and other party ever liable for the payment of any sum of money payable on this Revolving Note jointly and severally waive demand, presentment, protest, notice of nonpayment, notice of intention to accelerate, notice of acceleration, notice of protest and any and all lack of diligence or delay in collection or the filing of suit hereon which may occur, and agree that their liability on this Revolving Note shall not be affected by any renewal or extension in the time or payment hereof, by any indulgences or by any release or change in any security for the payment of this Revolving Note, and hereby consent to any and all renewals, extensions, indulgences, releases or changes, regardless of the number of such renewals, extensions, indulgences, releases or changes.

     All of the covenants, stipulations, promises and agreements in this Revolving Note by or on behalf of Maker shall bind Maker's successors and assigns, whether so expressed or not; provided, however, that Maker may not, without the prior written consent of Payee, assign any indebtedness, liabilities or obligations of Maker, or any rights or remedies (if any) of Maker, under this Revolving Note.

     Any provision in this Revolving Note prohibited by law shall be ineffective only to the extent of such prohibition and shall not invalidate the remainder of this Revolving Note.

     THIS REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW.

     This Revolving Note is executed in renewal and extension of, but not in discharge, novation or satisfaction of the indebtedness evidenced by that certain Revolving Credit Note dated March 4, 1994, executed by Maker and payable to the order of Payee in the original principal amount of $20,000,000.00, as renewed and extended by that certain Renewal Revolving Credit Note dated March 3, 1995, executed by Maker and payable to the order of Payee in the original principal amount of $20,000,000.00 (together, the "NOTES"). All amounts outstanding under the Notes as of the date hereof shall be deemed to be outstanding under and due and payable in accordance with the terms of this Revolving Note.

     Executed as of the day and year first above written.

                                   HOGAN SYSTEMS, INC.


                                   By:
                                       -------------------------------------
                                   Name:
                                         -----------------------------------
                                   Title:
                                         -----------------------------------

                                   EXHIBIT "E"



                             Compliance Certificate

                             COMPLIANCE CERTIFICATE

                FOR [QUARTER] [YEAR] ENDED ______________, 199__

From:     Hogan Systems, Inc.
          5080 Spectrum Drive, Suite 400E
          Dallas, Texas  75248

To:       NationsBank of Texas, N.A.
          901 Main Street, 7th Floor
          Dallas, Texas 75202
          Attention: Mr. Frank Izzo

Re: Loan Agreement dated as of March 4, 1994, by and between Hogan Systems, Inc. ("BORROWER") and NationsBank of Texas, N.A. ("BANK") (as the same may be amended, renewed, extended, restated or supplemented, the "AGREEMENT")

Date:_______________, 19__

- -------------------------------------------------------------------------------

     1. This Compliance Certificate is delivered pursuant to SECTION 5.3(C) of the Agreement. Unless otherwise defined herein or the context hereof otherwise requires, all terms defined in the Agreement shall have the same meanings herein.

     2.   The undersigned hereby certifies to Bank as follows:

          (a) I am the [President] [Vice President] [Chief Financial Officer] of Borrower on the date hereof.

          (b) The consolidating and consolidated Financial Statements attached hereto were prepared in accordance with GAAP and present fairly the consolidating and consolidated financial condition and results of operations of Borrower and its Subsidiaries as of, and for the [quarter] [year] ended on, ______________, 199__ (the "SUBJECT PERIOD"), [subject to changes resulting from year-end adjustments made in accordance with GAAP].

          (c) A review of the activities of Borrower and its Subsidiaries during the Subject Period has been made under my supervision with a view to determining whether, during the Subject Period, Borrower has observed and performed (and has caused its Subsidiaries to observe and perform) all of its covenants and agreements under the Loan Papers. During the Subject Period, Borrower has observed and performed (and has caused its Subsidiaries to observe and perform) each and every covenant and agreement of the Loan Papers (except as may be described on SCHEDULE 1 attached hereto).

          (d) The status of compliance by Borrower with certain financial covenants in the Agreement as of and for the period ended on the last day of the Subject Period is set forth on SCHEDULE 2 attached hereto. (The language set forth on SCHEDULE 2 is intended only to paraphrase or summarize certain provisions of such covenants and shall not constitute a modification of such provisions. The terms and provisions of the Loan Agreement shall control in all events.)

          (e) During the Subject Period, neither a Potential Default nor an Event of Default occurred which has not been cured or waived (except the Potential Defaults or Events of Default, if any, described on SCHEDULE 1 attached hereto).

     IN WITNESS WHEREOF, the undersigned has duly executed this Compliance Certificate as of _________________, 199__.

                                   HOGAN SYSTEMS, INC.



                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   SCHEDULE 1

                    POTENTIAL DEFAULTS AND EVENTS OF DEFAULT


                         (to be provided, if applicable)

                                   SCHEDULE 2


                        COMPLIANCE WITH CERTAIN COVENANTS


Section        Required or Permitted                        Actual
- -------------------------------------------------------------------------------

5.2(a)    FIXED CHARGE COVERAGE RATIO:

                 (i)     EBIT PLUS Lease Expense            $____________

                (ii)     Interest Expense PLUS
                         Lease Expense                      $____________

               (iii)     (i) divided by (ii)
                         shall not be less than 2.0         _____________



5.2(b)    CURRENT RATIO:

                 (i)     Current Assets                     $____________

                (ii)     Current Liabilities                $____________

               (iii)     (i) divided by (ii)
                         shall not be less than 1.5         _____________


5.2(c)    LIABILITIES/NET WORTH RATIO:

                 (i)     Total Liabilities LESS
                         Subordinated Debt                  $____________

                (ii)     Tangible Net Worth PLUS
                         Subordinated Debt                  $____________

               (iii)     (i) divided by (ii)
                         shall not be more than 1.0         _____________




5.2(e)    LOANS/ADVANCES/INVESTMENTS:

                 (i)     Advances to Hogan Systems
                         GmbH                               $____________

                (ii)     Advances to Hogan Services
                         (PTY.) Ltd.                        $____________

               (iii)     (i) plus (ii) shall not exceed
                         $2,000,000 in the aggregate        _____________